UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2023

Meta Platforms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35551	20-1665019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Meta Way, Menlo Park, California 94025

(Address of principal executive offices and Zip Code)

(650) 543-4800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	META	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 3, 2023, Meta Platforms, Inc. (the “Company”) completed an offering of $1,500,000,000 aggregate principal amount of its 4.600% Senior Notes due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of its 4.800% Senior Notes due 2030 (the “2030 Notes”), $1,750,000,000 aggregate principal amount of its 4.950% Senior Notes due 2033 (the “2033 Notes”), $2,500,000,000 aggregate principal amount of its 5.600% Senior Notes due 2053 (the “2053 Notes”) and $1,750,000,000 aggregate principal amount of its 5.750% Senior Notes due 2063 (the “2063 Notes” and, together with the 2028 Notes, 2030 Notes, 2033 Notes and 2053 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-271535), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated May 1, 2023, which was filed with the Securities and Exchange Commission on May 2, 2023.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement dated as of May 1, 2023 (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives (the “Representatives”) of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued pursuant to an Indenture with U.S. Bank Trust Company, National Association, as trustee, dated as of August 9, 2022 (the “Base Indenture”), as supplemented by the second supplemental indenture thereto, dated as of May 3, 2023 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The Base Indenture was previously incorporated by reference into the Registration Statement pursuant to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 9, 2022. The forms of the 2028 Notes, 2030 Notes, 2033 Notes, 2053 Notes and 2063 Notes are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6 and are incorporated by reference herein.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 1, 2023, by and among Meta Platforms, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II therein.

4.1	Second Supplemental Indenture, dated as of May 3, 2023, by and between Meta Platforms, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of Global Note representing the Company’s 4.600% Senior Notes due 2028 (included in Exhibit 4.1).

4.3	Form of Global Note representing the Company’s 4.800% Senior Notes due 2030 (included in Exhibit 4.1).

4.4	Form of Global Note representing the Company’s 4.950% Senior Notes due 2033 (included in Exhibit 4.1).

4.5	Form of Global Note representing the Company’s 5.600% Senior Notes due 2053 (included in Exhibit 4.1).

4.6	Form of Global Note representing the Company’s 5.750% Senior Notes due 2063 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META PLATFORMS, INC.

Date: May 3, 2023	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Vice President, Deputy General Counsel and Secretary